Exhibit 99.4

Mars to Acquire Kellanova

Transaction unites two iconic businesses with complementary footprints and portfolios of beloved brands

Enables Mars to further shape the future of snacking and serve more consumers globally

Kellanova shareholders to receive $83.50 per share in cash

Strong cultural fit, bringing together two values-based and purpose-led businesses

McLean, Virginia, and Chicago, Illinois, USA (August 14, 2024) – Mars, Incorporated, a family-owned, global leader in pet care, snacking, and food, and Kellanova (NYSE: K), a leading company in global snacking, international cereal and noodles, North American plant-based foods, and frozen breakfast foods, today announced that they have entered into a definitive agreement under which Mars has agreed to acquire Kellanova for $83.50 per share in cash, for a total consideration of $35.9 billion, including assumed net leverage.1 The transaction price represents a premium of approximately 44% to Kellanova’s unaffected 30-trading day volume weighted average price and a premium of approximately 33% to Kellanova’s unaffected 52-week high as of August 2, 2024. The total consideration represents an acquisition multiple of 16.4x LTM adjusted EBITDA as of June 29, 2024.

Kellanova is home to iconic snacking brands including Pringles®, Cheez-It®, Pop-Tarts®, Rice Krispies Treats®, NutriGrain®, and RXBAR®, as well as cherished food brands including Kellogg’s® (international), Eggo®, and MorningStar Farms®. With roots dating back more than 100 years, Kellanova has a rich legacy of quality and innovation. Kellanova had 2023 Net Sales of more than $13 billion, with a presence in 180 markets and approximately 23,000 employees.

Kellanova’s portfolio complements the existing Mars portfolio, which includes billion-dollar snacking and confectionery brands like SNICKERS®, M&M’S®, TWIX®, DOVE®, and EXTRA®, as well as KIND® and Nature’s Bakery®. Mars also has 10 pet care brands with over $1 billion in sales, including ROYAL CANIN®, VCA®, PEDIGREE®, BANFIELD®, WHISKAS®, BLUEPEARL®, CESAR®, SHEBA®, ANICURA®, and IAMS®. With more than 150,000 Associates across its Petcare, Snacking, and Food businesses, Mars had 2023 Net Sales of more than $50 billion.

Poul Weihrauch, CEO and Office of the President of Mars, Incorporated, said: “In welcoming Kellanova’s portfolio of growing global brands, we have a substantial opportunity for Mars to further develop a sustainable snacking business that is fit for the future. We will honor the heritage and innovation behind Kellanova’s incredible snacking and food brands while combining our respective strengths to deliver more choice and innovation to consumers and customers. We have tremendous respect for the storied legacy that Kellanova has built and look forward to welcoming the Kellanova team.”

Steve Cahillane, Chairman, President and CEO of Kellanova, added: “This is a truly historic combination with a compelling cultural and strategic fit. Kellanova has been on a transformation journey to become the world’s best snacking company, and this opportunity to join Mars enables us to accelerate the realization of our full potential and our vision. The transaction maximizes shareholder value through an all-cash transaction at an attractive purchase price and creates new and exciting opportunities for our employees, customers, and suppliers. We are excited for Kellanova’s next chapter as part of Mars, which will bring together both companies’ world-class talent and capabilities and our shared commitment to helping our communities thrive. With a proven track record of successfully and sustainably nurturing and growing acquired businesses, we are confident Mars is a natural home for the Kellanova brands and employees.”

Snacking is a large, attractive, and durable category that continues to grow in importance with consumers. Upon completion of the transaction, Kellanova will become part of Mars Snacking, led by Global President Andrew Clarke and headquartered in Chicago, allowing Mars to bring even more beloved brands to more consumers globally. Mars intends to apply its proven brand-building approach to further nurture and grow Kellanova’s brands, including accelerating innovation to meet evolving consumer tastes and preferences, investing locally to expand reach, and introducing more better-for-you nutrition options to meet evolving consumer needs.

[1]	Includes $784 million of factored receivables.

Andrew Clarke, Global President of Mars Snacking, commented: “This is an exciting opportunity to create a broader, global snacking business, allowing Kellanova and Mars Snacking to both achieve their full potential. Kellanova and Mars share long histories of building globally recognized and beloved brands. The Kellanova brands significantly expand our Snacking platform, allowing us to even more effectively meet consumer needs and drive profitable business growth. Our complementary portfolios, routes-to-market and R&D capabilities will unleash enhanced consumer-centric innovation to shape the future of responsible snacking.”

Transaction Advances Strategic Vision for the Future of Snacking

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Accelerates ambition to double Mars Snacking in the next decade, in alignment with global consumer demand trends. The addition of Kellanova provides Mars Snacking with entry into new attractive snacking categories. It will add two new billion-dollar brands – Pringles® and Cheez-It® – to the Mars business, which today includes 15 billion-dollar brands. It will also expand the Mars health & wellness Snacking portfolio with the addition of new complementary products like RXBAR® and NutriGrain® to reflect global trends and preferences. With this transaction, Mars can extend its commitment to nourishing wellbeing through an expanded global reach and diversified product portfolio to meet evolving consumer tastes and demands.

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Enhances portfolio with addition of unique, category-leading, and growing brands. Kellanova’s differentiated brand portfolio is defined by uniqueness, delivering category leadership and spring-loaded platforms for future growth. The majority of Kellanova snacking brands outperform category competitors, particularly among Gen Z and Millennial consumers.

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Delivers stronger, differentiated portfolio and distribution platform for priority international markets. Kellanova’s globally recognized portfolio includes beloved and growing brands with untapped potential. The combined portfolio will be well-suited to meet consumer demands for a variety of tastes and price points in fast-growing geographies, including Africa and Latin America, through complementary routes-to-market, supply chains, and local operations.

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Brings together world-class talent with leading brand-building experience. Both Mars and Kellanova have portfolios of some of the world’s most iconic brands, all of which have been nurtured and grown by world-class talent with deep expertise. The acquisition of Kellanova by Mars will enable each company’s talent base to take advantage of greater combined resources and professional development opportunities, given the complementary nature of the broader family of brands.

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Combines complementary capabilities to unlock growth and consumer-centric innovation. The addition of Kellanova’s R&D capabilities will enable the combined business to share best practices in brand building, deliver enhanced digital capabilities, unlock complementary channel strengths, and advance brand ecosystems and immersions.

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Enhances positive societal impact of strong sustainability efforts. Kellanova has a long history of social and environmental leadership, including its Better Days Promise initiative, complementing the Mars Sustainable in a Generation Plan, which has delivered tangible progress, as reflected in its latest Sustainability Report, which documented strong decoupling of business growth from greenhouse gas emissions. Kellanova will also become part of the Mars Net Zero commitment and align with the Mars Responsible Marketing code.

Transaction Details

Under the terms of the agreement, Mars will acquire all outstanding equity of Kellanova for $83.50 per share in cash, representing a total enterprise value of $35.9 billion. All of Kellanova’s brands, assets, and operations, including its snacking brands, portfolio of international cereal and noodles, North American plant-based foods, and frozen breakfast are included in the transaction.

Mars intends to fully finance the acquisition through a combination of cash-on-hand and new debt, for which commitments have been secured.

The agreement has been unanimously approved by the Board of Directors of Kellanova. The transaction is subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals, and is expected to close within the first half of 2025. The transaction agreement permits Kellanova to declare and pay quarterly dividends consistent with historical practice prior to the closing of the transaction.

The W.K. Kellogg Foundation Trust and the Gund Family have entered into agreements pursuant to which they have committed to vote shares representing 20.7% of Kellanova’s common stock, as of August 9, 2024, in favor of the transaction.

After closing, Battle Creek, MI will remain a core location for the combined organization.

Advisors

Citi is serving as financial advisor to Mars. J.P. Morgan and Citi have provided Mars with financing support for the transaction. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Mars on the acquisition, with Simpson Thacher & Bartlett LLP providing legal advice for the debt financing. Cravath, Swaine & Moore LLP is serving as financing counsel to J.P. Morgan and Citi. Goldman Sachs is serving as financial advisor to Kellanova. Lazard is serving as financial advisor to Kellanova’s Board of Directors. Kirkland & Ellis LLP is serving as legal advisor to Kellanova.

Microsite

A dedicated website providing ongoing information about the transaction is available at futureofsnacking.com.

Contacts

Mars

Media

FGS Global for Mars

Kal Goldberg / Jenny Gore / Lindsay Molk

kal.goldberg@fgsglobal.com / jenny.gore@fgsglobal.com / lindsay.molk@fgsglobal.com

Kellanova

Media

Media Hotline, 269-961-3799

Media.Hotline@kellanova.com

Investors

John Renwick, CFA

269-961-9050

Brunswick Group for Kellanova

Jayne Rosefield / Monica Gupta / Matt Dowe

jrosefield@brunswickgroup.com / mgupta@brunswickgroup.com / mdowe@brunswickgroup.com

About Mars, Incorporated

Mars, Incorporated is driven by the belief that the world we want tomorrow starts with how we do business today. As a global, family-owned business, Mars is transforming, innovating, and evolving to make a positive impact on the world. Across our diverse and expanding portfolio of quality snacking, food, and pet care products and services, we employ 150,000+ dedicated Associates. With more than $50 billion in annual sales, we produce some of the world’s best-loved brands including Ben’s Original™, CESAR®, Cocoavia®, DOVE®, EXTRA®, KIND®, M&M’s®, SNICKERS®, PEDIGREE®, ROYAL CANIN®, and WHISKAS®. We are creating A Better World for Pets through our global network of pet hospitals and diagnostic services – including AniCura, BANFIELD™, BLUEPEARL™, Linnaeus and VCA™ – using cutting edge technology to develop breakthrough programs in genetic health screening and DNA testing.

For more information about Mars, please visit www.mars.com. Join us on Facebook, Twitter, Instagram, LinkedIn and YouTube.

About Kellanova

Kellanova (NYSE: K) is a leader in global snacking, international cereal and noodles, and North America frozen foods with a legacy stretching back more than 100 years. Powered by differentiated brands including Pringles®, Cheez-It®, Pop-Tarts®, Kellogg’s Rice Krispies Treats®, RXBAR®, Eggo®, MorningStar Farms®, Special K®, Coco Pops®, and more, Kellanova’s vision is to become the world’s best-performing snacks-led company, unleashing the full potential of our differentiated brands and our passionate people. Our Net Sales for 2023 were $13 Billion.

At Kellanova, our purpose is to create better days and ensure everyone has a seat at the table through our trusted food brands. We are committed to promoting sustainable and equitable food access by tackling the crossroads of hunger, sustainability, wellbeing, and equity, diversity & inclusion. Our goal is to create Better Days for 4 billion people by the end of 2030 (from a 2015 baseline). For more detailed information about our commitments, our approach to achieving these goals, and methodology, please visit our website at https://www.Kellanova.com.

Forward-Looking Statements

This press release, and any related oral statements, includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Incorporated, stockholder and regulatory approvals, the expected timetable for completing the Merger, expected benefits of the Merger and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor.Kellanova.com.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January  12, 2024, February 22, 2024, and May  1, 2024 and in the Company’s January 12,

2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor.Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.